Exhibit 3.19

CERTIFICATE OF FORMATION

OF

9103-4793 DELAWARE LLC

1.             The name of the limited liability company is 9103-4793 Delaware LLC.

2.             The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of 9103-4793 Delaware LLC this 27th day of April, 2001.

/s/ Farida Ali
Farida Ali,
Authorized Person

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 01:30 PM 04/27/2001
010204471 — 3385978

State of Delaware

Office of the Secretary of State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “9103-4793 DELAWARE LLC”, CHANGING ITS NAME FROM “9103-4793 DELAWARE LLC” TO “BIGFOOT FOOD STORES LLC”, FILED IN THIS OFFICE ON THE THIRTIETH DAY OF MAY, A.D. 2001, AT 1:15 O’CLOCK P.M.

[SEAL]	/s/ Harriet Smith Windsor
Harriet Smith Windsor, Secretary of State

3385978 8100	AUTHENTICATION:	1160953

010257990	DATE:	05-31-01

1

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 01:15 PM 05/30/2001
010257990 — 3385978

CERTIFICATE OF AMENDMENT

OF

9103-4793 DELAWARE LLC

1.             The name of the limited liability company is 9103-4793 Delaware LLC.

2.             The Certificate of Formation of the limited liability company is hereby amended as follows:

“1.        The name of the limited liability company is Bigfoot Food Stores LLC.”

*******

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of 9103-4793 Delaware LLC this 30th day of May, 2001.

/s/ Stéphane Gonthier
Stéphane Gonthier, Authorized Individual

Delaware

The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “BIGFOOT FOOD STORES LLC”, CHANGING ITS NAME FROM “BIGFOOT FOOD STORES LLC” TO “MAC’S CONVENIENCE STORES LLC”, FILED IN THIS OFFICE ON THE TWENTIETH DAY OF JUNE, A.D. 2002, AT 5 O’ CLOCK P.M.

[SEAL]	/s/ Harriet Smith Windsor
Harriet Smith Windsor, Secretary of State

3385978 8100	AUTHENTICATION:	1844427

020400321	DATE:	06-21-02

1

CERTIFICATE OF AMENDMENT

OF

BIGFOOT FOOD STORES LLC

1. The name of the limited liability company is Bigfoot Food Stores LLC.

2. The Certificate of Formation of the limited liability company is hereby amended as follows:

“1. The name of the limited liability company is Mac’s Convenience Stores LLC.”

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Bigfoot Food Stores LLC this 17 day of June, 2002.

/s/ Stéphane Gonthier
Stéphane Gonthier
Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 05:00 PM 06/20/2002
020400321 — 3385978